Exhibit 4.3

Series B-2 Common Stock Par value $.01 NUMBER [GRAPHIC] [NH]	Series B-2 Common Stock Par Value $.01 SHARES [GRAPHIC]

NYMEX HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 62948N 60 9

SEE REVERSE FOR CERTAIN DEFINITIONS

This is to Certify that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES B-2 COMMON STOCK, PAR VALUE $.01, OF

NYMEX Holdings, Inc. (the “Corporation”) transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

The shares represented by this Certificate are issued and held subject to all of the restrictions, conditions and provisions set forth in the charter of the Corporation, to all of which the holder hereof agrees by the acceptance of this Certificate.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[CORPORATE SEAL]

/s/ Christopher Bowen	/s/ James Newsome
GENERAL COUNSEL, CHIEF ADMINISTRATIVE OFFICER AND SECRETARY	PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
American Stock Transfer & Trust Co
TRANSFER AGENT AND REGISTRAR

BY__________________________________

AUTHORIZED SIGNATURE

[Reverse of Certificate]

NYMEX HOLDINGS, INC.

NYMEX Holdings, Inc. will furnish without charge to each stockholder who so requests a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of NYMEX Holdings, Inc. or to the Transfer Agent and Registrar named on the face of this Certificate.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-		Custodian
TEN ENT	- as tenants by the entireties		(Cust)		(Minor)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors
Act ________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR ,WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE COMPANY MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.